INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	Highland Floating Rate Opportunities Fund‡

Principal Amount ($)		Value ($)
U.S. Senior Loans (a) — 75.7%
Aerospace/Defense — 0.3%
3,019,608	Transdigm Inc., Term Loan F, VAR LIBOR USD 3 Month+2.500%, 06/09/23	2,955,441

Commercial Services — 3.1%
10,178,974	American Traffic Solutions, Inc., VAR LIBOR USD 3 Month+3.750%, 02/21/25	10,204,422
14,017,871	EmployBridge LLC, 2018 Refinancing Term Loan, VAR LIBOR USD 3 Month+4.500%, 04/18/25	13,988,644
8,608,583	Fort Dearborn Holding Company, Inc., Initial Term Loan, VAR LIBOR USD 3 Month+4.000%, 10/19/23	8,350,326

		32,543,392

Communication Services — 2.5%
28,571,429	iHeartCommunications, Inc., Tranche D Term Loan, (b)	20,457,143
5,632,005	TerreStar Corporation, Term Loan D, 11.000% PIK, 02/27/20 (c)(d)	5,626,373

		26,083,516

Consumer Discretionary — 4.0%
8,235,004	Laureate Education Inc, Term Loan B, VAR LIBOR USD 3 Month+3.500%, 04/26/24	8,244,310
13,684,682	Truck Hero, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 04/22/24	13,227,066
4,076,667	Truck Hero, Inc., Initial Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+8.250%, 04/21/25	3,974,750
15,974,366	USS Ultimate Holdings, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 08/09/24	15,887,785

		41,333,911

Consumer Products — 2.0%
3,349,411	Dayco Products, LLC, Term Loan B, VAR LIBOR USD 3 Month+4.250%, 05/08/23	3,282,423
19,068,966	KIK Custom Products, Inc., Initial Term Loan, VAR LIBOR USD 3 Month+4.000%, 05/15/23	17,861,328

		21,143,751

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
Energy — 3.4%
15,904,030	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, VAR LIBOR USD 3 Month+7.250%, 04/11/23	13,597,946
22,202,991	Traverse Midstream Partners LLC, Term Loan, VAR LIBOR USD 3 Month+4.000%, 09/27/24	22,223,862

		35,821,808

Financial — 6.3%
9,950,000	BCP Renaissance Parent LLC, Term Loan B, VAR LIBOR USD 3 Month+3.500%, 10/31/24	9,927,811
30,139,187	Ditech Holding Corporation, Tranche B Term Loan, VAR LIBOR USD 3 Month+6.000%, 06/30/22 (b)	20,770,873
6,000,000	Edelman Financial Center (The), Initial Term Loan, VAR LIBOR USD 3 Month+3.250%, 07/21/25	5,960,640
9,447,348	Edelman Financial Group (The), Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+6.750%, 06/26/26	9,518,203
5,747,658	Hub International Limited, Initial Term Loan, VAR LIBOR USD 3 Month+2.750%, 04/25/25	5,568,648
13,690,645	Ocwen Loan Servicing, LLC, Restatement Effective Date Term Loan, VAR LIBOR USD 3 Month+5.000%, 12/07/20	13,673,532

		65,419,707

Gaming/Leisure (b)(c)(d) — 1.0%
22,925,890	Ginn-LA CS Borrower LLC, Tranche A Term Loan Credit-Linked Deposit, 1st Lien,	—
49,138,954	Ginn-LA CS Borrower LLC, Tranche B Term Loan, 1st Lien	—
12,503,460	LLV Holdco, LLC, Revolving Exit Loan, 03/03/20 (e)	10,002,768

		10,002,768

Healthcare — 10.2%
2,722,362	American Renal Holdings Inc., Term Loan B, VAR LIBOR USD 3 Month+3.250%, 06/21/24	2,596,453

INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	Highland Floating Rate Opportunities Fund‡

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
Healthcare (continued)
13,819,444	BW NHHC Holdco Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+5.000%, 05/15/25	13,485,428
53,590,215	CCS Medical, Inc., Term Loan, 05/31/19 (c)(d)(e)	27,788,342
15,000,000	Envision Healthcare Corporation, Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 10/10/25	14,068,800
250,000	First Eagle Holdings, Inc., Refinancing Term Loan, VAR LIBOR USD 3 Month+2.750%, 12/26/24	249,375
9,233,654	Quorum Health Corporation, Term Loan, VAR LIBOR USD 3 Month+6.750%, 04/29/22	9,120,541
9,200,154	Radnet Management, Inc., Term Loan B-1, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 06/30/23	9,223,155
1,777,778	Sound Inpatient Physicians Holdings LLC, 2nd Lien, VAR LIBOR USD 3 Month+6.750%, 06/19/26	1,775,004
15,350,540	Surgery Center Holdings, Inc. Term Loan B, VAR LIBOR USD 3 Month+3.250%, 09/02/24	15,104,317
2,375,000	U.S. Renal Care, Inc., Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+8.000%, 12/29/23	2,385,402
12,612,676	Vyaire Medical, Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+4.750%, 04/16/25	11,130,687

		106,927,504

Housing — 2.3%
24,088,706	84 Lumber Company, Term Loan B-1, VAR LIBOR USD 3 Month+5.250%, 10/25/23	23,923,096
26,580	Builders FirstSource Inc., Refinancing Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 02/29/24	25,804
1,743,503	Nevada Land Group LLC, Initial Term Loan, 1st Lien, (b)(c)(e)	—

		23,948,900

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
Industrials — 3.8%
14,957,043	Hayward Industries, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.500%, 08/05/24	14,703,677
8,671,903	Omnimax International, Inc., Unsecured Term Loan, 14.000% PIK, 02/06/21 (c)(d)	8,671,903
6,284,211	Pisces Midco, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 04/12/25	6,040,697
4,000,000	PSC Industrial Holdings Corp., Initial Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+8.500%, 10/11/25	3,820,000
6,996,466	PSC Industrial Holdings Corp., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 10/11/24	6,930,875

		40,167,152

Information Technology — 11.7%
15,268,310	Avaya Inc., Tranche B Term Loan, VAR LIBOR USD 3 Month+4.250%, 12/15/24	15,228,536
57,000,000	EDS Legacy Partners, VAR LIBOR USD 3 Month+2.750%, 12/14/23 (c)(d)(e)	57,000,000
10,000,000	Intermedia Holdings, Inc., New Term Loan, 1st Lien, VAR LIBOR USD 3 Month+6.000%, 07/21/25	10,025,050
4,800,000	Kronos Incorporated, Initial Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+8.250%, 10/18/24	4,889,256
16,510,336	Neustar, Inc., Term Loan B4, VAR LIBOR USD 3 Month+3.500%, 08/08/24	15,939,326
19,956,548	Procera Networks, Inc., Initial Term Loan, VAR LIBOR USD 3 Month+4.500%, 10/30/25	19,657,200

		122,739,368

Manufacturing — 1.7%
9,617,074	VC GB Holdings, Inc., Refinancing Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 02/28/24	9,448,775

INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	Highland Floating Rate Opportunities Fund‡

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
Manufacturing (continued)
8,654,248	VC GB Holdings, Inc., Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+8.000%, 02/28/25	8,567,705

		18,016,480

Real Estate — 2.1%
1,200,000	Bridgeview Louetta LLC, Mezzanine Term Loan, VAR LIBOR USD 3 Month+8.000%, 08/04/21 (c)	1,220,968
9,230,769	Forest City Enterprises, L.P., Initial Term Loan, VAR LIBOR USD 3 Month+4.000%, 12/08/25	9,282,692
12,000,000	Specialty Building Products Holdings, LLC, Initial Term Loan (2018), VAR LIBOR USD 3 Month+5.750%, 09/25/25	11,760,000

		22,263,660

Retail — 7.0%
18,776,967	Academy, Ltd., Initial Term Loan, VAR LIBOR USD 3 Month+4.000%, 07/01/22	13,636,772
15,698,413	Dealer Tire, LLC, Initial Term Loan, VAR LIBOR USD 3 Month+5.500%, 12/04/25	15,727,848
1,178,368	General Nutrition Centers, Inc., FILO Term Loan, VAR LIBOR USD 3 Month+7.000%, 12/31/22	1,195,065
10,116,089	General Nutrition Centers, Inc., Tranche B-2 Term Loan, 1st Lien, VAR LIBOR USD 3 Month+8.750%, 03/04/21	9,805,019
11,211,922	Jo-Ann Stores, LLC, Initial Loan, 1st Lien, VAR LIBOR USD 3 Month+5.000%, 10/20/23	11,183,892
9,604,167	Jo-Ann Stores, LLC, Initial Loan, 2nd Lien, VAR LIBOR USD 3 Month+9.250%, 05/21/24	9,195,990
4,418,605	Neiman Marcus Group Ltd. LLC, Other Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 10/25/20	4,120,813
14,320,676	Toys ‘R’ Us-Delaware, Inc., Term Loan B-4 (b)	7,722,167

		72,587,566

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
Service — 7.3%
6,720,688	Advantage Sales & Marketing Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 07/23/21	5,736,745
2,194,605	Advantage Sales & Marketing Inc., Term Loan B2, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 07/23/21	1,865,963
13,710,000	Advantage Sales & Marketing Inc., Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+6.500%, 07/25/22	10,128,262
8,521,236	Canyon Valor Companies, Inc., Initial Dollar Term Loan, VAR LIBOR USD 3 Month+2.750%, 06/16/23	8,470,663
15,131,141	CSC SW Holdco, Inc, Term Loan B-1, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 11/14/22	14,760,428
6,020,590	EnergySolutions, LLC, Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 05/09/25	5,338,246
10,628,466	Parexel International, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 09/27/24	10,265,982
12,613,201	USI, Inc., 2017 New Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 05/16/24	12,266,338
7,761,725	Weight Watchers International, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+4.750%, 11/29/24	7,434,297

		76,266,924

Transportation — 1.3%
2,182,139	Capital Automotive L.P., Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+6.000%, 03/21/25	2,189,645
11,790,921	Gruden Acquisition, Inc., Incremental Term Loan, 1st Lien, VAR LIBOR USD 3 Month+5.500%, 08/18/22	11,717,228

		13,906,873

INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	Highland Floating Rate Opportunities Fund‡

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
Utilities — 5.7%
9,932,033	Eastern Power, LLC (Eastern Covert Midco, LLC), Term Loan, VAR LIBOR USD 3 Month+3.750%, 10/02/23	9,909,685
2,319,304	Granite Acquisition, Inc., Term Loan B, 2nd Lien, VAR LIBOR USD 3 Month+7.250%, 12/19/22	2,325,102
16,893,777	Lightstone Holdco LLC, Refinancing Term Loan B, VAR LIBOR USD 3 Month+3.750%, 01/30/24	16,379,953
931,364	Lightstone Holdco LLC, Refinancing Term Loan C, VAR LIBOR USD 3 Month+3.750%, 01/30/24	903,036
20,000,000	Pacific Gas and Electric, Initial Term Loan, 04/27/22	18,133,400
11,303,730	Pike Corporation, Initial Term Loan, VAR LIBOR USD 3 Month+3.500%, 03/23/25	11,310,795
59,127,210	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan, (f)	59,127

		59,021,098

	Total U.S. Senior Loans (Cost $935,162,354)	791,149,819

Foreign Denominated or Domiciled Senior Loans (a) — 4.9%
Canada — 2.5%
13,875,000	Bausch Health Companies Inc., Initial Term Loan, VAR LIBOR USD 3 Month+3.000%, 06/02/25	13,801,948
12,468,750	NorthRiver Midstream Finance L.P., Initial Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 09/26/25	12,452,416

		26,254,364

Luxembourg — 2.4%
10,758,621	Auris LuxCo, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 07/24/25	10,772,069

Principal Amount ($)		Value ($)
Foreign Denominated or Domiciled Senior Loans (continued)
Luxembourg (continued)
15,000,000	Intelsat Jackson Holdings S.A., Tranche B-3 Term Loan, VAR LIBOR USD 3 Month+3.750%, 11/27/23	14,798,400

		25,570,469

	Total Foreign Denominated or Domiciled Senior Loans (Cost $52,075,816)	51,824,833

Collateralized Loan Obligations (h) — 25.2%
4,000,000	Acis CLO, Ltd., Series 2014-3A, Class E VAR LIBOR USD 3 Month+4.750%, 7.49%, 2/1/2026 (g)(i)	3,591,800
1,000,000	Acis CLO, Ltd., Series 2015-6A, Class D VAR LIBOR USD 3 Month+3.770%, 6.51%, 5/1/2027 (g)(i)	967,500
750,000	Acis CLO, Ltd., Series 2014-4A, Class D VAR LIBOR USD 3 Month+3.100%, 5.84%, 5/1/2026 (i)	717,994
14,750,000	Acis CLO, Ltd., Series 2014-4A, Class E VAR LIBOR USD 3 Month+4.800%, 7.54%, 5/1/2026 (g)(i)	12,943,125
7,500,000	Acis CLO, Ltd., Series 2015-6A, Class E VAR LIBOR USD 3 Month+5.490%, 8.23%, 5/1/2027 (g)(i)	6,856,250
7,000,000	Acis CLO, Ltd., Series 2014-5A, Class D VAR LIBOR USD 3 Month+4.340%, 7.08%, 11/1/2026 (g)(i)	6,770,167
3,000,000	AIG CLO, Ltd., Series 2019-1A, Class E VAR LIBOR USD 3 Month+6.620%, 9.25%, 4/15/2032 (i)	2,865,000
2,500,000	Atlas Senior Loan Fund XIII, Ltd., Series 2019-13A, Class E VAR LIBOR USD 3 Month+6.950%, 9.58%, 4/22/2031(i)	2,375,000
2,000,000	Ballyrock CLO, Ltd., Series 2018-1A, Class E VAR LIBOR USD 3 Month+8.000%, 10.76%, 4/20/2031 (i)	1,826,110
5,000,000	Ballyrock CLO, Ltd., Series 2019-1A, Class ER VAR LIBOR USD 3 Month+6.950%, 9.55%, 10/15/2028 (i)	5,000,000
500,000	Ballyrock CLO, Ltd., Series 2016-1X, Class E2 VAR LIBOR USD 3 Month+8.050%, 10.84%, 10/15/2028	501,317
7,250,000	BlueMountain CLO, Ltd., Series 2016-1A, Class DR VAR LIBOR USD 3 Month+7.500%, 10.26%, 1/20/2029 (i)	7,238,501

INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	Highland Floating Rate Opportunities Fund‡

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
6,500,000	BlueMountain CLO, Ltd., Series 2018-3A, Class ER VAR LIBOR USD 3 Month+8.080%, 10.84%, 4/20/2031 (i)	5,994,950
2,000,000	Carlyle Global Market Strategies CLO, Ltd., Series 2017-1A, Class DR VAR LIBOR USD 3 Month+6.480%, 9.17%, 8/14/2030 (i)	1,967,450
1,700,000	Carlyle US CLO, Ltd., Series 2017-2A, Class D VAR LIBOR USD 3 Month+6.150%, 8.91%, 7/20/2031 (i)	1,667,965
3,000,000	Catamaran CLO, Ltd., Series 2014-2A, Class D VAR LIBOR USD 3 Month+4.850%, 7.63%, 10/18/2026 (g)(i)	2,941,200
2,750,000	Catamaran CLO, Ltd., Series 2015-1A, Class E VAR LIBOR USD 3 Month+5.150%, 7.91%, 4/22/2027 (i)	2,585,000
8,029,000	Catamaran CLO, Ltd., Series 2017-1A, Class DR VAR LIBOR USD 3 Month+6.780%, 9.54%, 4/22/2030 (i)	7,525,180
1,250,000	Cathedral Lake CLO, Ltd., Series 2013-1A, Class DR 10.04%, 10/15/2029 (i)	1,231,000
1,125,000	CENT CLO, Ltd., Series 2018-28A, Class D VAR LIBOR USD 3 Month+6.170%, 8.76%, 11/7/2030 (i)	1,082,925
1,825,000	CFIP CLO, Ltd., Series 2017-1A, Class ER VAR LIBOR USD 3 Month+6.600%, 9.40%, 7/13/2029 (i)	1,770,067
2,871,875	CFIP CLO, Ltd., Series 2013-1A, Class ER VAR LIBOR USD 3 Month+6.650%, 9.41%, 4/20/2029 (i)	2,774,949
1,000,000	CIFC Funding, Ltd., Series 2018-1A, Class ER2 VAR LIBOR USD 3 Month+5.850%, 8.63%, 1/18/2031 (i)	928,026
3,500,000	CIFC Funding, Ltd., Series 2018-3A, Class FR VAR LIBOR USD 3 Month+6.800%, 9.56%, 4/19/2029 (i)	3,140,501
4,000,000	Covenant Credit Partners CLO III, Series 2017-1A, Class F VAR LIBOR USD 3 Month+7.950%, 10.74%, 10/15/2029 (i)	3,640,000
6,000,000	CVP Cascade CLO, Ltd., Series 2014-2A, Class C VAR LIBOR USD 3 Month+3.800%, 6.58%, 7/18/2026 (g)(i)	5,967,000

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
4,000,000	CVP Cascade CLO, Ltd., Series 2014-2A, Class D VAR LIBOR USD 3 Month+4.800%, 7.58%, 7/18/2026 (i)	3,625,000
9,000,000	ECP CLO, Ltd., Series 2018-7A, Class DR VAR LIBOR USD 3 Month+5.900%, 8.66%, 4/22/2030 (i)	7,897,500
7,000,000	Elevation CLO, Ltd., Series 2016-1A, Class DR VAR LIBOR USD 3 Month+7.710%, 10.39%, 11/15/2028 (i)	7,000,000
3,500,000	Galaxy XV CLO, Ltd., Series 2017-15A, Class ER VAR LIBOR USD 3 Month+6.645%, 9.43%, 10/15/2030 (i)	3,211,250
5,450,000	Galaxy XXVI CLO, Ltd., Series 2018-26A, Class F VAR LIBOR USD 3 Month+8.000%, 10.65%, 11/22/2031 (i)	4,877,750
1,000,000	Galaxy XXVI CLO, Ltd., Series 2018-26A, Class E VAR LIBOR USD 3 Month+5.850%, 8.50%, 11/22/2031 (i)	916,250
3,500,000	GoldenTree Loan Opportunities IX, Ltd., Series 2018-9A, Class FR2 VAR LIBOR USD 3 Month+7.640%, 10.39%, 10/29/2029 (i)	3,294,375
6,375,000	Goldentree Loan Opportunities X, Ltd., Series 2018-10A, Class FR VAR LIBOR USD 3 Month+8.180%, 10.94%, 7/20/2031 (i)	5,901,357
9,000,000	Greywolf CLO II, Ltd., Series 2017-1A, Class DR VAR LIBOR USD 3 Month+6.350%, 9.14%, 10/15/2029 (g)(i)	8,599,050
8,500,000	Greywolf CLO, Ltd., Series 2019-1A, Class D VAR LIBOR USD 3 Month+6.940%, 9.54%, 4/17/2030 (i)	8,271,851
1,670,000	Jamestown CLO IV, Ltd., Series 2014-4A, Class D VAR LIBOR USD 3 Month+5.000%, 7.79%, 7/15/2026 (i)	1,553,100
6,000,000	Jay Park CLO, Ltd., Series 2018-1A, Class ER VAR LIBOR USD 3 Month+7.350%, 10.11%, 10/20/2027 (i)	5,655,000
3,000,000	JFIN CLO, Ltd., Series 2013-1I, Class E VAR LIBOR USD 3 Month+6.000%, 8.76%, 1/20/2025	2,670,000
6,447,025	JMP Credit Advisors CLO, Ltd., Series 2018-1A, Class SSUB VAR LIBOR USD 3 Month+6.900%, 9.67%, 7/17/2030 (g)(i)	5,931,263

INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	Highland Floating Rate Opportunities Fund‡

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
3,200,000	KVK CLO, Ltd., Series 2018-1A, Class E VAR LIBOR USD 3 Month+5.850%, 8.49%, 5/20/2029 (i)	3,060,000
3,000,000	LCM XIV, Ltd., Series 2018-14A, Class FR VAR LIBOR USD 3 Month+7.610%, 10.37%, 7/20/2031 (i)	2,745,000
1,000,000	LCM XXIII, Ltd., Series 2016-23A, Class D VAR LIBOR USD 3 Month+7.050%, 9.81%, 10/20/2029 (i)	999,925
490,000	Magnetite VII, Ltd., Series 2018-7A, Class ER2 VAR LIBOR USD 3 Month+6.500%, 9.29%, 1/15/2028 (i)	441,000
4,000,000	Man GLG US CLO, Ltd., Series 2018-2A, Class DR VAR LIBOR USD 3 Month+6.100%, 8.89%, 10/15/2028 (i)	3,921,192
11,500,000	Mountain View CLO, Ltd., Series 2014-1A, Class E VAR LIBOR USD 3 Month+5.330%, 8.12%, 10/15/2026 (i)	11,212,500
1,575,000	Nassau, Ltd., Series 2017-IA, Class D VAR LIBOR USD 3 Month+6.180%, 8.97%, 10/15/2029 (i)	1,484,438
4,000,000	Northwoods Capital XII-B, Ltd., Series 2018-12BA, Class F VAR LIBOR USD 3 Month+8.170%, 10.78%, 6/15/2031 (i)	3,680,572
3,110,000	OZLM XXII, Ltd., Series 2018-22A, Class E VAR LIBOR USD 3 Month+7.390%, 10.16%, 1/17/2031 (i)	2,703,411
985,000	Romark WM-R, Ltd., Series 2018-1A, Class E VAR LIBOR USD 3 Month+5.260%, 8.02%, 4/20/2031 (i)	856,950
5,150,000	Saranac CLO III, Ltd., Series 2018-3A, Class ER VAR LIBOR USD 3 Month+7.500%, 10.11%, 6/22/2030 (i)	4,887,350
5,000,000	Saranac CLO VI, Ltd., Series 2018-6A, Class E VAR LIBOR USD 3 Month+6.400%, 9.01%, 8/13/2031 (i)	4,776,665
1,300,000	Symphony CLO XVI, Ltd., Series 2018-16A, Class ER VAR LIBOR USD 3 Month+6.100%, 8.89%, 10/15/2031 (i)	1,244,734
3,500,000	TICP CLO I-2, Ltd., Series 2018-IA, Class D VAR LIBOR USD 3 Month+5.770%, 8.53%, 4/26/2028 (i)	3,333,867

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
4,150,000	TICP CLO III-2, Ltd., Series 2018-3R, Class F VAR LIBOR USD 3 Month+7.980%, 10.74%, 4/20/2028 (i)	3,761,975
2,000,000	Trinitas CLO III, Ltd., Series 2015-3A, Class E VAR LIBOR USD 3 Month+5.250%, 8.04%, 7/15/2027 (i)	1,755,000
2,000,000	Trinitas CLO IX, Ltd., Series 2018-9A, Class E VAR LIBOR USD 3 Month+6.250%, 9.04%, 1/20/2032 (i)	1,810,000
9,000,000	Trinitas CLO X, Series 2019-10A, Class F VAR LIBOR USD 3 Month+7.785%, 10.40%, 4/15/2032 (i)	8,370,000
7,575,000	Venture XIII CLO, Ltd., Series 2017-13A, Class ER VAR LIBOR USD 3 Month+6.750%, 9.35%, 9/10/2029 (i)	7,302,679
3,000,000	Voya CLO, Ltd., Series 2018-1A, Class ER2 VAR LIBOR USD 3 Month+8.350%, 11.13%, 4/18/2031 (i)	2,683,413
2,250,000	Voya CLO, Ltd., Series 2016-2A, Class D VAR LIBOR USD 3 Month+6.950%, 9.71%, 7/19/2028 (i)	2,250,938
3,200,000	Voya CLO, Ltd., Series 2018-4A, Class ER VAR LIBOR USD 3 Month+9.050%, 11.85%, 7/14/2031 (i)	3,118,256
2,850,000	Voya CLO, Ltd., Series 2018-2A, Class ER VAR LIBOR USD 3 Month+7.850%, 10.62%, 4/25/2031 (i)	2,565,570
3,950,000	Wellfleet CLO, Ltd., Series 2018-2A, Class DR VAR LIBOR USD 3 Month+5.500%, 8.26%, 10/20/2028 (i)	3,821,625
7,250,000	Z Capital Credit Partners CLO, Ltd., Series 2015-1A, Class E VAR LIBOR USD 3 Month+5.970%, 8.75%, 7/16/2027 (g)(i)	6,894,025
6,000,000	Zais CLO 3, Ltd., Series 2018-3A, Class DR VAR LIBOR USD 3 Month+6.910%, 9.70%, 7/15/2031 (i)	5,415,000
1,250,000	Zais CLO 7, Ltd., Series 2017-2A, Class E VAR LIBOR USD 3 Month+7.150%, 9.94%, 4/15/2030 (i)	1,186,896
3,300,000	Zais CLO 8, Ltd., Series 2018-1A, Class E VAR LIBOR USD 3 Month+5.250%, 8.04%, 4/15/2029 (i)	2,948,550

	Total Collateralized Loan Obligations (Cost $272,538,241)	263,504,254

INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	Highland Floating Rate Opportunities Fund‡

Shares		Value ($)
Preferred Stock — 22.2%
Real Estate — 22.2%
645,161	Braemar Hotels & Resorts, Inc., REIT 5.50%	12,845,156
180,008	Creek Pine Holdings, LLC, REIT 10.25%(c)(d)	193,606,162
22,883	Jernigan Capital, Inc., REIT 7.00%(c)(d)	25,389,391

	Total Preferred Stock (Cost $212,891,333)	231,840,709

Common Stocks — 7.9%
Communication Services (c)(d)(j) — 0.8%
27,134	TerreStar Corporation	7,750,013

Energy — 0.6%
167,419	Fieldwood Energy LLC	5,859,665
1,118,286	Value Creation, Inc. (c)	1

		5,859,666

Gaming/Leisure (c)(d)(e) — 0.0%
44	LLV Holdco LLC - Litigation Trust Units	—
34,512	LLV Holdco LLC - Series A, Membership Interest	—
436	LLV Holdco LLC - Series B, Membership Interest	—

		—

Healthcare (c)(e) — 0.0%
207,031	CCS Medical Inc.	—

Housing (c)(d) — 0.0%
1,648,350	Westgate Investments LLC	—

Industrials — 0.1%
35,569	American Airlines Group, Inc.	1,129,671
250,627	Remington Outdoor Co., Inc. (k)	216,166

		1,345,837

Information Technology — 0.0%
117	Avaya Holdings Corp. (k)	1,969

Materials — 1.0%
299,032	MPM Holdings, Inc. (k)	8,985,912
14,621	Omnimax International, Inc. (c)(d)	1,786,217

		10,772,129

Media — 3.7%
10,939,879	Gambier Bay LLC (c)(d)(e)	1,504,234
502,161	Metro-Goldwyn-Mayer, Inc. (j)	37,159,914

		38,664,148

Real Estate — 1.7%
1,292,689	Allenby (c)(d)(e)	1
8,701,064	Claymore (c)(d)(e)	9
31,232	Jernigan Capital, Inc. REIT	657,121
802,563	NFRO REIT SUB, LLC (c)(d)(e)	17,283,670

		17,940,801

Shares/Principal Amount ($)/Units		Value ($)
Common Stocks (continued)
Utilities (c)(d) — 0.0%
10,378	Entegra TC LLC	—

	Total Common Stocks (Cost $361,883,873)	82,334,563

Agency Collateralized Mortgage Obligation — 5.8%
60,669,313	FREMF Mortgage Trust, Series 2019-KF60, Class C VAR LIBOR USD 1 Month+6.000%, 8.49%, 2/25/2026 (i)	60,571,514

	Total Agency Collateralized Mortgage Obligations (Cost $60,571,456)	60,571,514

Corporate Bonds & Notes — 1.3%
Energy (b) — 0.1%
15,600,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19(c)(d)(i)	1,076,400
5,000,000	Rex Energy Corp. 8.00%, 10/03/19	107,500

		1,183,900

Industrials (b) — 0.0%
7,500,000	American Airlines	144,000

Information Technology (b)(d) — 0.0%
4,571,000	Avaya, Inc.	—

Utilities (b) — 1.2%
13,753,863	Bruce Mansfield Unit 1 2007 Pass Through Trust	11,828,322
20,000,000	Texas Competitive Electric Holdings Co., LLC (f)	99,000
8,000,000	Texas Competitive Electric Holdings Co., LLC (f)	36,000

		11,963,322

	Total Corporate Bonds & Notes (Cost $23,417,062)	13,291,222

Registered Investment Company — 0.9%
427,345	NexPoint Strategic Opportunities Fund (e)(l)	9,303,301

	Total Registered Investment Company (Cost $9,692,243)	9,303,301

Rights — 0.1%
Utilities — 0.1%
1,117,866	Texas Competitive Electric Holdings Co., LLC (k)	845,666

	Total Rights (Cost $3,882,778)	845,666

INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	Highland Floating Rate Opportunities Fund‡

Units/Shares		Value ($)
Warrants — 0.0%
Energy (k) — 0.0%
5,801	Arch Coal, Inc., Expires 10/09/2023	252,344

Gaming/Leisure (c)(d)(e)(k) — 0.0%
1,834	LLV Holdco LLC - Series C, Membership Interest	—
2,522	LLV Holdco LLC - Series D, Membership Interest	—
2,819	LLV Holdco LLC - Series E, Membership Interest	—
3,172	LLV Holdco LLC - Series F, Membership Interest	—
3,594	LLV Holdco LLC - Series G, Membership Interest	—

		—

Industrials (k) — 0.0%
453	Omnimax Holdings, Inc., Expires 12/31/2049(c)(d)	55,289
178,140	Remington Outdoor Co., Inc.	133,605

		188,894

Information Technology (b)(c)(k) — 0.0%
18,641	Avaya, Inc., Expires 12/19/2022	61,702

	Total Warrants (Cost $290,959)	502,940

Claims(m) — 0.0%
Communication Services (b)(c)(k) — 0.0%
3,791,858	Lehman Brothers Commercial Paper LCPI Claim Facility	52,138

	Total Claims (Cost $1,814,883)	52,138

Cash Equivalents — 5.1%
Money Market Fund(n) — 5.1%
53,254,919	State Street Institutional U.S. Government Money Market Fund, Premier Class 2.390%	53,254,919

	Total Cash Equivalents (Cost $53,254,919)	53,254,919

Total Investments - 149.1%		1,558,475,878

(Cost $1,987,475,917)
Other Assets & Liabilities, Net - (49.1)%		(513,069,827)

Net Assets - 100.0%		1,045,406,051

‡	On May 20, 2019, the Fund changed its name to Highland Income Fund.
(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of March 31, 2019, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 2.49% and 2.60%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(b)	The issuer is, or is in danger of being, in default of its payment obligation.
(c)

Securities with a total aggregate value of $358,875,581, or 34.3% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(d)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $357,540,772, or 34.2% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2019. Please see Notes to Investment Portfolio.

(e)	Affiliated issuer. Assets with a total aggregate market value of $122,882,325, or 11.8% of net assets, were affiliated with the Fund as of March 31, 2019.
(f)	Represents value held in escrow pending future events. No interest is being accrued.
(g)	As of March 31, 2019, investments with a total aggregate value of $61,461,379 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(h)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect March 31, 2019. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 2.49% and 3 months equal to 2.60%.

(i)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At March 31, 2019, these securities amounted to $321,980,851 or 30.8% of net assets.

INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	Highland Floating Rate Opportunities Fund‡

(j)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn- Mayer, Inc.	Common Stocks	12/20/2010	$21,845,688	$37,159,914	3.6%
TerreStar Corporation	Common Stocks	3/16/2018	$3,093,276	$7,750,013	0.7%

(k)	Non-income producing security.
(l)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $7,670,550.
(m)	These positions represent claims that have been filed with the United States Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UKBranch.
(n)	Rate shown is 7 day effective yield.

Foreign Domiciled Senior Loans Industry Concentration Table: (% of Net Assets)
Communication Services	1.4%
Healthcare	2.3%
Oil & Gas	1.2%

4.9%

INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	Highland Floating Rate Opportunities Fund‡

The average amount of borrowing by the Fund on reverse repurchase agreements outstanding during the period ended March 31, 2019 was $44,066,225 at a weighted average interest rate of 5.30%.

Reverse Repurchase Agreements outstanding as of March 31, 2019 were as follows:

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BNP	Acis CLO, Ltd., Series 2014-3A, Class E, VAR LIBOR USD 3 Month+4.750%, 7.49%, 2/1/2026	3.93	1/24/2019	4/24/2019	$2,793,176	$(4,000,000)	$(2,766,000)
BNP	Acis CLO, Ltd., Series 2014-4A, Class E, VAR LIBOR USD 3 Month+4.800%, 7.54%, 5/1/2026	3.93	1/24/2019	4/24/2019	10,271,562	(14,750,000)	(10,171,626)
BNP	Acis CLO, Ltd., Series 2014-5A, Class D, VAR LIBOR USD 3 Month+4.340%, 7.08%, 11/1/2026	3.63	1/24/2019	4/24/2019	5,693,201	(7,000,000)	(5,642,000)
BNP	Acis CLO, Ltd., Series 2015-6A, Class D, VAR LIBOR USD 3 Month+3.770%, 6.51%, 5/1/2027	3.63	1/24/2019	4/24/2019	808,250	(1,000,000)	(800,981)
BNP	Acis CLO, Ltd., Series 2015-6A, Class E, VAR LIBOR USD 3 Month+5.490%, 8.23%, 5/1/2027	3.93	1/24/2019	4/24/2019	5,408,686	(7,500,000)	(5,356,063)
BNP	Catamaran CLO, Ltd., Series 2014-2A, Class D, VAR LIBOR USD 3 Month+4.850%, 7.63%, 10/18/2026	4.33	1/18/2019	4/18/2019	2,247,064	(3,000,000)	(2,223,000)
BNP	CVP Cascade CLO, Ltd., Series 2014-2A, Class C, VAR LIBOR USD 3 Month+3.800%, 6.58%, 7/18/2026	3.75	1/30/2019	4/30/2019	4,762,635	(6,000,000)	(4,718,400)
BNP	Greywolf CLO II, Ltd., Series 2017-1A, Class DR, VAR LIBOR USD 3 Month+6.350%, 9.14%, 10/15/2029	4.33	1/18/2019	4/18/2019	6,384,573	(9,000,000)	(6,316,200)
BNP	JMP Credit Advisors CLO, Ltd., Series 2018-1A, Class SSUB, VAR LIBOR USD 3 Month+6.900%, 9.67%, 7/17/2030	4.84	3/6/2019	6/4/2019	3,109,171	(7,500,000)	(3,072,000)
BNP	Z Capital Credit Partners CLO, Ltd., Series 2015-1A, Class E, VAR LIBOR USD 3 Month+5.970%, 8.75%, 7/16/2027	3.93	1/24/2019	4/24/2019	3,029,078	(4,000,000)	(2,999,607)

Total Reverse Repurchase Agreements						$(63,750,000)	$(44,065,877)

INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	Highland Floating Rate Opportunities Fund‡

Organization

Highland Floating Rate Opportunities Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The

Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the

Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund. This report includes information for the three months ended March 31, 2019.

On November 3, 2017, shareholders of the Fund approved a proposal authorizing the Board of Trustees (the “Board”) of the Fund to

convert the fund from an open-end fund to a closed-end fund at a special meeting of shareholders. The Board took action to convert the Fund to a closed-end fund effective shortly after 4:00 p.m. Eastern Time on November 3, 2017 (the “Conversion Date”). The Fund also effected an approximately 1-for-2 reverse stock split of the Fund’s issued and outstanding shares on November 3, 2017, thereby reducing the number of shares outstanding. Shareholders were paid cash for any fractional shares resulting from the reverse stock split. The Fund began listing its shares for trading on the New York Stock Exchange (the “NYSE”) on November 6, 2017 under the ticker symbol “HFRO”. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). Prior to the Conversion Date, the Fund issued Class A, Class C, and Class Z shares. On May 20, 2019, the Fund changed its name to Highland Income Fund.

Basis of Consolidation

The Fund consolidates HFRO Sub, LLC (“HFRO Sub”), a Delaware wholly owned subsidiary, for financial reporting, and the holdings of HFRO Sub, LLC are included within the Consolidated Investment Portfolio for the Fund. HFRO Sub is a bankruptcy remote financing vehicle used to obtain leverage with the portfolio of bank loans serving as collateral. All inter-company accounts and transactions have been eliminated in the consolidation.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National

Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (“the Investment Adviser”) has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2019	Highland Floating Rate Opportunities Fund‡

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2019, the Fund’s investments consisted of senior loans, foreign denominated or domiciled senior loans,

collateralized loan obligations, corporate bonds and notes, U.S. asset-backed securities, non-U.S. asset-backed securities, claims,

common stocks, registered investment companies, cash equivalents, rights and warrants. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity,

including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2019	Highland Floating Rate Opportunities Fund‡

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of March 31, 2019 is as follows:

	Total value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
U.S. Senior Loans
Aerospace/Defense	$2,955,441	$—	$2,955,441	$—
Commercial Services	32,543,392	—	32,543,392	—
Communication Services	26,083,516	—	20,457,143	5,626,373
Consumer Discretionary	41,333,911	—	41,333,911	—
Consumer Products	21,143,751	—	21,143,751	—
Energy	35,821,808	—	35,821,808	—
Financial	65,419,707	—	65,419,707	—
Gaming/Leisure	10,002,768	—	—	10,002,768
Healthcare	106,927,504	—	79,139,162	27,788,342
Housing	23,948,900	—	23,948,900	—	(1)
Industrials	40,167,152	—	31,495,249	8,671,903
Information Technology	122,739,368	—	65,739,368	57,000,000
Manufacturing	18,016,480	—	18,016,480	—
Real Estate	22,263,660	—	21,042,692	1,220,968
Retail	72,587,566	—	72,587,566	—
Service	76,266,924	—	76,266,924	—
Transportation	13,906,873	—	13,906,873	—
Utilities	59,021,098	—	59,021,098	—
Foreign Denominated or Domiciled Senior Loans
Canada	26,254,364	—	26,254,364	—
Luxembourg	25,570,469	—	25,570,469	—
Collateralized Loan Obligations	263,504,254	—	263,504,254	—
Preferred Stock
Real Estate	231,840,709	—	12,845,156	218,995,553
Common Stocks
Communication Services	7,750,013	—	—	7,750,013
Energy	5,859,666	5,859,665	—	1
Gaming/Leisure	—	—	—	—	(1)
Healthcare	—	—	—	—	(1)
Housing	—	—	—	—	(1)
Industrials	1,345,837	1,129,671	216,166	—
Information Technology	1,969	1,969	—	—
Materials	10,772,129	8,985,912	—	1,786,217
Media	38,664,148	37,159,914	—	1,504,234
Real Estate	17,940,801	657,121	—	17,283,680
Utilities	—	—	—	—
Agency Collateralized Mortgage Obligations	60,571,514	—	60,571,514	—
Corporate Bonds & Notes
Energy	1,183,900	—	107,500	1,076,400
Industrials	144,000	—	144,000	—
Information Technology	—	—	—	—	(1)
Utilities	11,963,322	—	11,963,322	—
Registered Investment Company	9,303,301	9,303,301	—	—
Rights
Utilities	845,666	845,666	—	—
Warrants
Energy	252,344	—	252,344	—
Gaming/Leisure	—	—	—	—	(1)
Industrials	188,894	—	133,605	55,289

INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2019	Highland Floating Rate Opportunities Fund‡

	Total value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Information Technology	$61,702	$—	$—	$61,702
Claims	52,138	—	—	52,138
Cash Equivalents	53,254,919	53,254,919	—	—

Total	$1,558,475,878	$117,198,138	$1,082,402,159	$358,875,581

(1)	This category includes securities with a value of zero.

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended March 31, 2019.

	Balance as of December 31, 2018	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Balance as of March 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments at March 31, 2019
U.S. Senior Loans
Communication Services	$5,472,828	$—	$—	$—	$—	$(101)	$153,646	$—	$5,626,373	$(101)
Gaming/Leisure	10,002,768	—	—	—	—	—	—	—	10,002,768	—
Healthcare	24,398,513	—	—	—	—	1,822,031	1,567,798	—	27,788,342	1,822,031
Housing	—	—	—	—	—	—	—	—	—	—
Industrials	8,269,728	—	—	88,692	—	20,230	293,253	—	8,671,903	20,230
Information Technology	57,000,000	—	—	—	—	—	—	—	57,000,000	—
Real Estate	1,228,016	—	—	(6,204)	—	(844)	—	—	1,220,968	(844)
Preferred Stock
Real Estate	214,305,563	—	—	—	—	4,306,990	383,000	—	218,995,553	4,306,990
Common Stocks
Communication Services	7,566,587	—	—	—	—	183,426	—	—	7,750,013	183,426
Energy	1	—	—	—	—	—	—	—	1	—
Gaming/Leisure	—	—	—	—	—	—	—	—	—	—
Healthcare	—	—	—	—	—	—	—	—	—	—
Housing	—	—	—	—	—	—	—	—	—	—
Materials	2,844,759	—	—	—	—	(1,058,542)	—	—	1,786,217	(1,058,542)
Media	1,258,086	—	—	—	—	246,148	—	—	1,504,234	246,148
Real Estate	17,207,035	—	—	—	—	76,645	—	—	17,283,680	76,645
Utilities	—	—	—	—	—	—	—	—	—	—
Corporate Bonds & Notes
Energy	1,076,400	—	—	—	—	—	—	—	1,076,400	—
Warrants
Gaming/Leisure	—	—	—	—	—	—	—	—	—	—
Industrials	88,054	—	—	—	—	(32,765)	—	—	55,289	(32,765)
Information Technology	51,729	—	—	—	—	9,973	—	—	61,702	9,973
Claims	52,138	—	—	—	—	—	—	—	52,138	—

Total	$350,822,205	$—	$—	$82,488	$—	$5,573,191	$2,397,697	$—	$358,875,581	$5,573,191

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. For the period ended March 31, 2019, there were no transfers between Levels.

INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2019	Highland Floating Rate Opportunities Fund‡

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 3/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s)
Preferred Stock	$218,995,553	Net Asset Value	N/A	N/A
		Discounted Cash Flow	Discount Rate	8.5%
			Internal Rate of Return	14.0%
U.S. Senior Loans	110,310,354	Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Discount	10%
		Multiples Analysis	Multiple of Revenue	0.40x - 0.55x
			Multiple of EBITDA	2.25x - 5.0x
		Discounted Cash Flow	Discount Rate	8.5% - 16.0%
			Spread Adjustment	0.0% - 0.1%
Common Stocks	28,324,145	Multiples Analysis	Multiple of Revenue	0.40x - 0.55x
			Multiple of EBITDA	2.25x - 7.75x
			Unadjusted Price/MHz-PoP	$0.12 - $0.95
			Risk Discount	39.0% - 42.3%
		Discounted Cash Flow	Discount Rate	11.0% - 15.0%
			Terminal Multiple	6.75x
		Transaction Analysis	Multiple of EBITDA	7.25x – 7.75x
		Net Asset Value	N/A	N/A
Corporate Bonds & Notes	1,076,400	Liquidation Analysis	Claim Amount: Percent of Par	6.9%
Warrants	116,991	Multiples Analysis	Multiple of EBITDA	6.5x - 7.75x
		Discounted Cash Flow	Discount Rate	11.0%
			Terminal Multiple	6.75x
		Transaction Analysis	Multiple of EBITDA	7.25x – 7.75x
Claims	52,138	N/A	N/A	N/A

Total	$358,875,581

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 20% to as high as 50% as of March 31, 2019. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security

INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2019	Highland Floating Rate Opportunities Fund‡

sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolio for the Fund.

Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the period ended March 31, 2019:

Issuer	Shares at December 31, 2018	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of March 31, 2019	Shares at March 31, 2019	Affiliated Income
Majority Owned, Not Consolidated
Allenby (Common Stocks)	1,291,881	$1	$808	$—	$—	$(808)	$1	1,292,689	$—
Claymore (Common Stocks)	8,698,220	9	2,844	—	—	(2,844)	9	8,701,064	—
Other Affiliates
CCS Medical, Inc. (U.S. Senior Loans & Common Stocks)	52,229,448	24,398,513	1,567,798	—	—	1,822,031	27,788,342	53,797,246	1,587,695
EDS Legacy Partners (U.S. Senior Loans)	57,000,000	57,000,000	—	—	—	—	57,000,000	57,000,000	—
Gambier Bay LLC (Common Stocks)	10,939,879	1,258,086	—	—	—	246,148	1,504,234	10,939,879	—
LLV Holdco LLC (U.S. Senior Loans, Common Stocks and Warrants)	12,552,393	10,002,768	—	—	—	—	10,002,768	12,552,393	—
Nevada Land Group LLC (U.S. Senior Loans)	1,743,503	—	—	—	—	—	—	1,743,503	—
NexPoint Strategic Opportunities Fund (Registered Investment Company)	427,345	8,516,986	—	—	—	786,315	9,303,301	427,345	256,407
NFRO REIT SUB, LLC (Common Stocks)	802,563	17,207,025	—	—	—	76,645	17,283,670	802,563	—

Total	145,685,232	$118,383,388	$1,571,450	$—	$—	$2,927,487	$122,882,325	147,256,682	$1,844,102